UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

NOVELIS INC.

(Exact name of Registrant as specified in its charter)

Canada	98-0442987
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3560 Lenox Road, Suite 2000, Atlanta, GA	30326
(Address of principal executive offices)	(Zip Code)

(404) 760-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On January 13, 2020, Novelis Inc. (the “Company”) announced the launch of a proposed offering by its wholly-owned subsidiary, Novelis Corporation (the “Issuer”), of $1,600,000,000 aggregate principal amount of senior notes (the “Notes”) in a private offering to qualified institutional buyers in accordance with Rule 144A and to certain persons outside the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the offering of the Notes, the Company provided certain information to prospective investors in a preliminary offering memorandum and an investor presentation, each dated January 13, 2020. Certain excerpts from that preliminary offering memorandum and the investor presentation are attached hereto as Exhibits 99.2 and 99.3, respectively. The preliminary offering memorandum and the investor presentation disclosed certain information that supplements or updates certain prior disclosures of the Company, including summary unaudited pro forma combined financial information and other data as of September 30, 2019, for the twelve months ended March 31, 2019 and for the six-months ended September 30, 2019 and 2018. The unaudited pro forma combined financial information is derived from the historical consolidated financial statements of the Company and the historical consolidated financial statements of Aleris Corporation (“Aleris”), which the Company expects to acquire pursuant to a merger agreement signed on July 26, 2018 by and among the Company, Aleris, Novelis Acquisitions LLC, a Delaware limited liability company and an indirect subsidiary of the Company and OCM Opportunities ALS Holdings, L.P., a Delaware limited partnership, solely as representative for the stockholders, the optionholders and the RSU holders of Aleris.

The summary unaudited pro forma combined financial information is being provided for illustrative purposes and does not purport to represent what the actual consolidated results of operations of the Company would have been had the respective transactions and adjustments occurred on the date assumed or any other date, nor is it necessarily indicative of the Company’s future results of operations for any future period or as of any future date. The actual results of the combined company may differ significantly from those reflected in the pro forma combined financial information.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release, dated January 13, 2020.

99.2	Excerpts from preliminary offering memorandum of the Issuer, dated January 13, 2020.

99.3	Investor Presentation, dated January 13, 2020.

EXHIBIT INDEX

Exhibits.

99.1	Press release, dated January 13, 2020.

99.2	Excerpts from preliminary offering memorandum of the Issuer, dated January 13, 2020.

99.3	Investor Presentation, dated January 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.

Date: January 13, 2020	By: /s/ Leslie J. Parrette, Jr.
Leslie J. Parrette, Jr.
Senior Vice President, General Counsel, Compliance Officer, and Corporate Secretary